Exhibit (4)B

COMMON STOCK	COMMON STOCK

PAR VALUE $1.00	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL

Certificate Number		Shares

ECOLAB INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP 278865 10 0

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Ecolab Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED
/s/ D.M. Baker	COUNTERSIGNED AND REGISTERED:
Chairman of the Board	COMPUTERSHARE INVESTOR
SERVICES, LLC.
(CHICAGO)
TRANSFER AGENT AND REGISTRAR,

/s/ L. T. Bell	By:
Secretary	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

ECOLAB INC.

The Corporation will furnish, without charge, to each stockholder who so requests, a printed statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. requests may be directed to the secretary of ecolab inc. at its principal office, or the transfer agent named on the face of this certificate.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Ecolab Inc. (the “Company”) and Computershare Investor Services, LLC (the “Rights Agent”), dated as of February 24, 2006, as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common	UNIF GIFT MIN ACT-	Custodian
		(Cust)	(Minor)
TEN ENT -as tenants by the entireties		under Uniform Gifts to Minors Act

JT TEN - as joint tenants with right of survivorship	UNIF TRF MIN ACT -	Custodian (until age )
and not as tenants in common		(Cust)	(Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For value received,                                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

		Signature:

		NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

BY:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.